UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite250
Houston, Texas 77042

(Address of principal executive offices)(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

September 30, 2016

Capstone Church Capital Fund

Annual Report

Annual Report

Capstone Church Capital Fund (XCBFX)

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2016 (Unaudited)

This is the Annual Report of Capstone Church Capital Fund (“Fund”) for the year ended September 30, 2016.  The Fund is an investment company that was designed to focus on investing in church mortgage bonds and church mortgage loans (“Church Securities”). The Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the Church Securities market and outlook.

The Fund produced a -1.84% total return for the year ended September 30, 2016. The Barclays Capital U.S. Government/Credit Index returned 5.80% for the same period.

While the improvement in the U.S. economy has translated into stronger financial underpinnings for some of the churches that are represented in the Fund’s portfolio, not all the Fund’s holdings have benefitted from the improving economy. A significant portion of the Church Securities held by the Fund are, or have been, in some state of default. This year, several more of the Church Securities held by the Fund have been restructured, usually at lower interest rates so that the churches can continue operating and more easily meet their obligations. While this has allowed the Fund to continue to collect income on those Church Securities, it has reduced the Fund’s rate of return.

In some other cases, the churches have defaulted on their mortgages and the church property has been foreclosed on and subsequently sold.  In these cases, the proceeds of the sale were returned to the holders of the particular Church Securities (including the Fund). In some cases, the proceeds received from the sales have been less than the outstanding mortgage amounts. This has caused downward pressure on the Fund’s rate of return and net asset value (“NAV”).  The valuations of the Fund’s Church Securities reflect either prices from trades for Church Securities that have traded recently, or the Fund’s best estimation of what it expects to receive for its interest in the particular Church Securities, which, in certain circumstances, involves using appraisals of the underlying property.

Over the past year, the Fund has not made any additional investments in Church Securities. Instead, the Fund has taken advantage of opportunities to sell Church Securities to interested buyers. In these cases, the proceeds from the sale of those Church Securities have been reinvested in short term investment grade corporate bonds and U.S. Treasury securities to help assure that the Fund will be in a position to pay its operating expenses and meet its obligations under the annual repurchase offer.

As a result of the sales of Church Securities and the receipt of proceeds from foreclosures, the Fund’s cash position increased beyond the amount needed to cover Fund expenses and satisfy the annual repurchase offer.  The Board of Trustees therefore authorized a return of capital distribution to the shareholders of the Fund on July 6, 2016. This return of capital reduced the value of the Fund by approximately 30%.

The Church Securities markets continue to be challenging. We continue to work closely with the trustees of the Church Securities, who control the foreclosure process, in an effort to maximize the proceeds the Fund receives from the liquidation of the underlying collateral. For the foreseeable future, liquidity will continue to be a challenge for Church Securities because of the sector’s lack of opportunities to obtain financing.  Moreover, the improving economy of the U.S. has many economists expecting interest rates to rise. In the event that interest rates do rise, Church Security prices and the value of the underlying real estate will likely be negatively affected.

Shareholders have received notification that Capstone Asset Management Company will no longer be serving as investment adviser to the Fund.   As of October 1, 2016, the Funds’ Board of Trustees assumed direct responsibility for the management of the Fund – a change that the Board believes should reduce Fund expenses without negatively affecting management quality.   Please see Note 11 in the Notes to the Financial Statements for further details of the arrangement.

We value your business and continue to work on your behalf to provide the best possible value for the Fund’s shareholders. If you would like more information about the Fund, we invite you to contact us at 713-624-2312.

Edward L. Jaroski                                               Claude C. Cody IV

President                                                              Portfolio Manager

Capstone Church Capital Fund                           Capstone Church Capital Fund

CAPSTONE CHURCH CAPITAL FUND

STATE SECTOR DIVERSIFICATION

SEPTEMBER 30, 2016 (Unaudited)

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	California	11.51%
	Florida	14.52%
	Georgia	10.03%
	Illinois	0.58%
	Indiana	5.63%
	Louisiana	3.45%
	Maryland	0.20%
	Massachusetts	1.42%
	Nevada	1.39%
	New Jersey	3.36%
	North Carolina	0.15%
	Rhode Island	4.57%
	Tennessee	5.78%
	Texas	5.37%
	Washington	2.62%
	Washington, DC	1.06%
	Total Bonds and Mortgages	71.64%
Other
	U.S. Treasury Obligations	9.31%
	Short-Term Investments	18.66%
	Other	0.39%
		100.00%

* Percentages indicated are based on total net assets as of September 30, 2016.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS

        SEPTEMBER 30, 2016

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

California		8.85%
	Sonrise Baptist Church of Clovis (c) (d) (e)
749,288	7.50%, 06/01/2020		$ 341,054
	Trinity Southern Baptist Church of Livermore, California
111,000	7.30%, 03/18/2030		104,307
128,000	7.30%, 09/18/2030		117,018
143,000	7.30%, 03/18/2032		121,164
	The United Pentecostal Church of Modesto, Inc. (c) (d)
11,016	7.50%, 11/21/2020		2,777
23,684	7.50%, 05/21/2021		5,979
23,684	7.50%, 11/21/2021		5,986
24,786	7.50%, 05/21/2022		6,272
28,091	7.60%, 11/21/2023		7,130
29,192	7.60%, 05/21/2024		7,419
30,294	7.60%, 11/21/2024		7,650
30,845	7.60%, 05/21/2025		7,795
32,497	7.60%, 11/21/2025		8,154
34,150	7.60%, 05/21/2026		8,573
36,353	7.60%, 05/21/2027		9,130
38,005	7.60%, 11/21/2027		9,548
39,107	7.60%, 05/21/2028		9,825
40,208	7.60%, 11/21/2028		10,105
47,369	7.60%, 11/21/2030		11,915
49,021	7.60%, 05/21/2031		12,335
50,674	7.60%, 11/21/2031		12,619
52,877	7.60%, 05/21/2032		13,168
54,529	7.60%, 11/21/2032		13,580
56,732	7.60%, 05/21/2033		14,128
61,690	7.60%, 05/21/2034		15,363
63,342	7.60%, 11/21/2034		15,775
	Victory Christian Center of the Desert, Inc. (c) (d)
16,991	8.40%, 10/15/2020		14,461
17,557	8.40%, 04/15/2021		14,964
18,124	8.40%, 10/15/2021		15,449
19,257	8.40%, 04/15/2022		16,414
19,823	8.40%, 10/15/2022		16,881
20,389	8.40%, 04/15/2023		17,378
21,522	8.40%, 10/15/2023		18,358
22,655	8.40%, 04/15/2024		19,340
23,221	8.40%, 10/15/2024		19,726
24,354	8.40%, 04/15/2025		20,698
25,487	8.40%, 10/15/2025		21,536

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2016

Shares/Principal Amount			Fair Value

26,619	8.40%, 04/15/2026		$ 22,499
27,186	8.40%, 10/15/2026		22,983
28,885	8.40%, 04/15/2027		24,425
30,018	8.40%, 10/15/2027		25,386
31,150	8.40%, 04/15/2028		26,350
32,283	8.40%, 10/15/2028		27,311
33,982	8.40%, 04/15/2029		28,756
35,115	8.40%, 10/15/2029		29,718
36,814	8.40%, 04/15/2030		31,163
38,513	8.40%, 10/15/2030		32,605
39,646	8.40%, 04/15/2031		33,568
41,911	8.40%, 10/15/2031		35,193
43,044	8.40%, 04/15/2032		36,144
45,310	8.40%, 10/15/2032		38,046
47,009	8.40%, 04/15/2033		39,473
49,274	8.40%, 10/15/2033		41,376
50,973	8.40%, 04/15/2034		42,802
39,080	8.40%, 10/15/2034		32,815
Florida		14.52%
	Abyssinia Missionary Baptist Church Ministries, Inc. (e)
233,307	2.00%, 03/01/2026		102,935
150,697	2.00%, 03/01/2026		66,502
192,456	2.00%, 03/01/2026		84,950
108,937	2.00%, 03/01/2026		48,096
169,761	2.00%, 03/01/2026		74,966
131,633	2.00%, 03/01/2026		58,142
263,265	2.00%, 03/01/2026		116,311
301,393	2.00%, 03/01/2026		133,156
82,611	2.00%, 03/01/2026		36,506
	Bethel Baptist Institutional Church, Inc. (e)
251,757	0.00%, 01/01/2022 (f)		25
1,641,455	3.50%, 01/01/2022		666,431
	Celebration Baptist Church of Jacksonville, Florida, Inc. (c) (d)
3,405	8.10%, 06/15/2015		3,383
6,610	8.20%, 12/15/2015		6,568
13,020	8.40%, 12/15/2020		13,005
13,821	8.40%, 06/15/2021		13,820
14,222	8.40%, 12/15/2021		14,272
14,823	8.40%, 06/15/2022		14,875
14,222	8.40%, 12/15/2022		14,260
2,003	8.40%, 06/15/2025		2,004
4,607	8.40%, 12/15/2026		4,585
4,807	8.40%, 06/15/2027		4,785
5,809	8.40%, 12/15/2029		5,788

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2016

Shares/Principal Amount			Fair Value

6,410	8.40%, 12/15/2030		$ 6,388
23,436	8.40%, 12/15/2032		23,164
16,826	8.40%, 12/15/2033		16,631
39,862	8.40%, 06/15/2034		39,399
14,022	8.40%, 12/15/2034		13,859
	Manifestations Worldwide, Inc.
56,000	7.60%, 03/17/2034		46,967
59,000	7.60%, 09/17/2034		49,247
60,000	7.60%, 03/17/2035		49,734
63,000	7.60%, 09/17/2035		51,975
65,000	7.60%, 03/17/2036		53,261
68,000	7.60%, 09/17/2036		55,393
70,000	7.60%, 03/17/2037		56,714
73,000	7.60%, 09/17/2037		59,174
76,000	7.60%, 03/17/2038		61,294
79,000	7.60%, 09/17/2038		63,263
	Iglesia Cristiana La Nueva Jerusalem, Inc. (e)
152,235	6.50%, 11/5/2019		125,990
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
26,000	7.70%, 11/28/2012		8,541
33,000	7.70%, 05/28/2013		10,841
34,000	7.70%, 11/28/2013		11,169
35,000	7.80%, 05/28/2014		11,498
63,000	8.40%, 05/28/2021		20,822
64,000	8.40%, 11/28/2021		21,178
68,000	8.40%, 05/28/2022		22,522
32,000	8.40%, 11/28/2023		10,570
30,000	8.40%, 05/28/2024		9,969
33,000	8.40%, 11/28/2024		10,910
86,000	8.40%, 05/28/2025		28,449
91,000	8.40%, 11/28/2025		29,930
93,000	8.40%, 05/28/2026		30,588
98,000	8.40%, 11/28/2026		32,242
42,000	8.40%, 11/28/2031		13,726
154,000	8.40%, 05/28/2032		50,327
156,000	8.40%, 11/28/2032		50,981
	Truth For Living Ministries, Inc. (c) (d) (e)
308,054	4.00%, 11/15/2022		97,838
Georgia		7.22%
	Bible Baptist Church of Newnan, Inc. (c) (d)
32,000	7.60%, 03/01/2015		5,824
33,000	7.70%, 09/01/2015		6,006
39,000	7.80%, 03/01/2018		7,215
11,000	7.80%, 09/01/2018		2,038

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2016

Shares/Principal Amount			Fair Value

45,000	7.80%, 09/01/2019		$ 8,316
46,000	7.80%, 03/01/2020		8,478
48,000	7.80%, 09/01/2020		8,837
50,000	7.80%, 03/01/2021		9,155
56,000	7.90%, 09/01/2022		10,332
50,000	7.90%, 03/01/2023		9,190
38,000	7.90%, 03/01/2034		6,882
89,000	7.90%, 09/01/2035		16,269
159,000	7.90%, 03/01/2036		28,795
64,000	7.90%, 09/01/2036		11,706
51,000	8.00%, 09/01/2021		9,384
54,000	8.00%, 03/01/2022		9,947
	Victory Baptist Church of Loganville, Inc
69,000	7.90%, 07/15/2030		67,034
74,000	7.90%, 07/15/2031		68,583
81,000	7.90%, 07/15/2032		71,725
87,000	7.90%, 07/15/2033		75,507
90,000	7.90%, 01/15/2034		77,724
95,000	7.90%, 07/15/2034		81,748
98,000	7.90%, 01/15/2035		83,770
101,000	7.90%, 07/15/2035		85,971
106,000	7.90%, 01/15/2036		89,634
110,000	7.90%, 07/15/2036		92,631
115,000	7.90%, 01/15/2037		96,830
119,000	7.90%, 07/15/2037		99,401
123,000	7.90%, 01/15/2038		102,410
129,000	7.90%, 07/15/2038		107,173
Illinois		0.58%
	First Baptist Church of Melrose Park (c) (d)
19,843	7.80%, 06/12/2019		3,974
20,976	7.80%, 12/12/2019		4,191
20,976	7.80%, 06/12/2020		4,187
22,677	7.80%, 12/12/2020		4,504
23,244	7.80%, 06/12/2021		4,621
23,811	7.80%, 12/12/2021		4,738
25,512	7.80%, 06/12/2022		5,082
28,347	7.90%, 12/12/2023		5,661
28,913	7.90%, 06/12/2024		5,780
30,614	7.90%, 12/12/2024		6,086
31,748	7.90%, 06/12/2025		6,315
24,378	7.90%, 06/12/2030		4,829
48,756	7.90%, 12/12/2030		9,659
13,606	7.90%, 12/12/2033		2,674
63,496	7.90%, 06/12/2034		12,477

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2016

Shares/Principal Amount			Fair Value

66,331	7.90%, 12/12/2034		$ 13,034
25,512	8.00%, 12/12/2022		5,085
27,213	8.00%, 06/12/2023		5,429
Indiana		5.63%
	Madison Park Church of God, Inc. (e)
1,775,229	2.50%, 01/01/2033		908,740
	Mizpah, Inc. Ebenezer Missionary Baptist Church (c) (d)
24,000	7.90%, 12/22/2031		10,613
26,000	7.90%, 12/22/2032		11,497
27,000	7.90%, 06/22/2033		11,939
29,000	7.90%, 12/22/2033		12,824
29,000	7.90%, 06/22/2034		12,824
31,000	7.90%, 12/22/2034		13,708
32,000	7.90%, 06/22/2035		14,150
33,000	7.90%, 12/22/2035		14,593
34,000	7.90%, 06/22/2036		15,035
36,000	7.90%, 12/22/2036		15,919
38,000	7.90%, 06/22/2037		16,804
Louisiana		3.45%
	Living Way Apostolic Church, Inc.
103,000	7.90%, 10/20/2030		98,705
15,000	7.90%, 10/20/2031		13,713
91,000	7.90%, 04/20/2032		81,791
121,000	7.90%, 10/20/2032		105,996
126,000	7.90%, 04/20/2033		109,948
136,000	7.90%, 04/20/2034		117,314
141,000	7.90%, 10/20/2034		120,809
Maryland		0.20%
	Ark of Safety Christian Church, Inc. (e)
46,774	4.50%, 05/15/2027		37,775
Massachusetts		1.42%
	Harvest Ministries of New England, Inc.
95,000	7.30%, 02/20/2033		78,290
114,000	7.30%, 08/20/2033		93,035
118,000	7.30%, 02/20/2034		95,875
North Carolina		0.15%
	Accumulated Resources of Kindred Spirits (c) (d)
60,726	7.75%, 12/01/2009		28,912
Rhode Island		4.57%
	The Cathedral of Life Christian Assembly (c) (d)
10,000	7.50%, 08/15/2016		7,101
11,000	7.50%, 08/15/2017		7,889
23,000	7.50%, 08/15/2020		16,496
23,000	7.50%, 02/15/2021		16,429

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2016

Shares/Principal Amount			Fair Value

25,000	7.50%, 08/15/2021		$ 17,875
25,000	7.50%, 02/15/2022		17,895
35,000	7.60%, 08/15/2026		24,895
37,000	7.60%, 02/15/2027		26,325
39,000	7.60%, 08/15/2027		27,752
40,000	7.60%, 02/15/2028		28,472
41,000	7.60%, 08/15/2028		29,188
43,000	7.60%, 02/15/2029		30,620
45,000	7.60%, 08/15/2029		32,049
46,000	7.60%, 02/15/2030		32,770
48,000	7.60%, 08/15/2030		34,200
50,000	7.60%, 02/15/2031		35,630
52,000	7.60%, 08/15/2031		37,060
53,000	7.60%, 02/15/2032		37,445
58,000	7.60%, 02/15/2033		40,977
60,000	7.60%, 08/15/2033		42,390
62,000	7.60%, 02/15/2034		43,803
65,000	7.60%, 08/15/2034		45,923
67,000	7.60%, 02/15/2035		47,335
70,000	7.60%, 08/15/2035		49,455
62,000	7.60%, 08/15/2036		43,803
58,000	7.60%, 02/15/2037		40,977
7,000	7.60%, 08/15/2037		4,945
26,000	8.00%, 08/15/2022		18,647
28,000	8.00%, 02/15/2023		20,076
Tennessee		5.78%
	Grace Christian Fellowship Church, Inc. (c) (d)
38,000	8.40%, 07/18/2021		23,486
39,000	8.40%, 10/18/2021		24,123
40,000	8.40%, 01/18/2022		24,866
41,000	8.40%, 04/18/2022		25,508
41,000	8.40%, 07/18/2022		25,520
42,000	8.40%, 10/18/2022		26,029
44,000	8.40%, 01/18/2023		27,278
44,000	8.40%, 04/18/2023		27,295
45,000	8.40%, 07/18/2023		27,925
46,000	8.40%, 10/18/2023		28,563
47,000	8.40%, 01/18/2024		29,195
47,000	8.40%, 04/18/2024		29,209
34,000	8.40%, 07/18/2024		21,136
50,000	8.40%, 10/18/2024		30,903
51,000	8.40%, 01/18/2025		31,526
52,000	8.40%, 04/18/2025		32,160
54,000	8.40%, 10/18/2025		33,186

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2016

Shares/Principal Amount			Fair Value

56,000	8.40%, 01/18/2026		$ 34,415
56,000	8.40%, 04/18/2026		34,421
58,000	8.40%, 10/18/2026		35,661
60,000	8.40%, 01/18/2027		36,891
35,000	8.40%, 10/18/2028		21,537
30,000	8.40%, 01/18/2029		18,461
52,000	8.40%, 04/18/2029		32,004
20,000	8.40%, 07/18/2029		12,309
75,000	8.40%, 10/18/2029		46,174
77,000	8.40%, 01/18/2030		47,397
78,000	8.40%, 04/18/2030		48,029
81,000	8.40%, 07/18/2030		49,868
81,000	8.40%, 10/18/2030		49,884
21,000	8.40%, 04/18/2031		12,935
38,000	8.40%, 07/18/2031		23,402
88,000	8.40%, 10/18/2031		53,711
100,000	8.40%, 04/18/2033		61,036
Texas		1.06%
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		200,000
Washington		2.62%
	Cascade Christian Center of Skagit Valley (e)
573,301	4.50%, 10/20/2020		493,153
Washington, DC		1.06%
	Metropolitan Baptist (c) (d)
77,000	8.20%, 01/12/2015		28,952
80,000	8.30%, 07/12/2015		30,080
98,000	8.40%, 01/12/2018		37,367
45,000	8.40%, 07/12/2018		17,195
100,000	8.40%, 01/12/2027		37,400
130,000	8.40%, 01/12/2033		48,620

Total Church Mortgage Bonds (Cost $19,034,761)		57.11%	10,739,388

CHURCH MORTGAGE LOANS (b)

California		2.66%
	Mount Olive Missionary Baptist Church of Fresno (d)
876,335	3.50%, 05/31/2014		500,913
Georgia		2.81%
	God First Breakthrough Ministries, Inc. (e)
1,036,530	6.50%, 03/01/2020		528,630
Nevada		1.39%
	Iglesia Christiana Verbo De Dios, Inc. (e)
301,667	0.00%, 04/01/2016		260,470

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (Continued)

        SEPTEMBER 30, 2016

Shares/Principal Amount			Fair Value

New Jersey		3.36%
	Igreja Batista Do Calvario
722,307	8.75%, 08/31/2038		$ 631,007
Texas		4.31%
	Pleasant Grove Missionary Baptist Foundation (e)
811,036	7.50%, 08/01/2033		811,036

Total Church Mortgage Loans (Cost $3,747,874)		14.53%	2,732,056

U.S. TREASURY OBLIGATIONS

	U.S. Treasury Notes	9.31%
1,750,000	0.50%, 11/30/2016		1,751,050

Total U.S. Treasury Obligations (Cost $1,750,000)		9.31%	1,751,050

SHORT TERM INVESTMENTS		18.66%

Money Market Funds
3,508,596	Federated Gov't Obligations Fund-Inst'l Shares- 0.40% (g) (h) (Cost $3,508,596)		3,508,596

Total Investments - (Cost $28,041,231)		99.61%	18,731,090

ASSETS IN EXCESS OF LIABILITIES		0.39%	73,049

Net Assets		100.00%	$ 18,804,139

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty.  The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any, secondary market.  The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's Church Loan Fund.  See Note 3.

(c)  Represents non-income producing security.

(d)  Security is in default or is delinquent on interest or principal payments.  As a result, further action towards the issuer is being taken by the trustee on behalf of bondholders, in the form of a demand letter, foreclosure, forbearance, liquidation of the underlying collateral or bankruptcy of the issuer.

(e)  The trustee of the issuer has completed restructuring of the bond and/or mortgage.  The restructured terms reduced the interest rate and/or shortened the maturity period.

(f)   Issuer of security, as a part of the restructure of the bond, will receive an annual credit of ten percent (10%) of the principal for each year the Issuer fulfills its obligations under the restructuring agreement with the trustee.  The zero coupon bonds are priced to reflect the portion of principal the Fund believes it will receive.

(g)  Variable rate or zero coupon securities; the coupon rate shown represents the yield as of September 30, 2016.

(h)  Mutual funds are priced at their NAV as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

Assets:
Investments in Securities, at Fair Value (Cost $28,041,231)	$ 18,731,090
Interest and Dividends Receivable	109,194
Prepaid expenses	6,491
Total Assets	18,846,775

Liabilities:
Accrued Service Fees (Note 4)	2,371
Accrued Advisory Fees (Note 4)	5,927
Accrued Insurance Expense	16,352
Accrued Transfer Agent and Accounting Fees	4,122
Accrued Compliance Fees (Note 4)	4,322
Accrued Administrative Fees (Note 4)	1,185
Other Accrued Expenses	8,357
Total Liabilities	42,636
Net Assets	$ 18,804,139

Net Assets Consist of:
Paid In Capital	$ 34,087,282
Distributions in Excess of Accumulated Undistributed Net Investment Loss	(265,076)
Accumulated Realized Loss on Investments	(5,707,926)
Unrealized Depreciation in Fair Value of Investments	(9,310,141)
Net Assets, for 1,638,454 Shares Outstanding (6,200,000 Shares Authorized)	$ 18,804,139

Net Asset Value per share ($18,804,139/1,638,454 shares)	$ 11.48

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF OPERATIONS

For the year ended SEPTEMBER 30, 2016

Investment Income:
Interest	$ 759,486
Dividends	18,432
Total Investment Income	777,918

Expenses:
Advisory Fees (Note 4)	102,722
Audit Fees	82,775
Service Fees (Note 4)	68,409
Transfer Agent and Accounting Fees (Note 4)	45,438
Compliance Fees (Note 4)	30,775
Miscellaneous Fees	21,579
Insurance Expense	13,999
Administrative Fees (Note 4)	20,544
Registration Fees	8,828
Printing and Mailing Fees	19,484
Custody Fees	9,259
Trustees' Retainer and Meeting Expenses	9,328
Legal Fees	36,331
Total Expenses	469,471
Voluntary Expense Waiver from the Distributor (Note 4)	(27,320)
Net Expenses	442,151

Net Investment Income	335,767

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(2,234,443)
Net Change in Unrealized Depreciation on Investments	1,909,328
Realized and Unrealized Gain/(Loss) on Investments	(325,115)

Net Increase in Net Assets Resulting from Operations	$ 10,652

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015

Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 335,767	$ 979,577
Net Realized Loss on Investments	(2,234,443)	(1,270,389)
Change in Unrealized Appreciation/(Depreciation) on Investments	1,909,328	(66,783)
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,652	(357,595)

Distributions to Shareholders:
Net Investment Income	(375,810)	-996404
Return of Capital Distribution	(8,947,402)	-
Total Dividends and Distributions Paid to Shareholders	(9,323,212)	(996,404)

Capital Share Transactions:
Shares Issued on Reinvestment of Dividends	70,359	220,621
Cost of Shares Repurchased	(1,000,802)	(1,562,592)
Net Decrease from Shareholder Activity	(930,443)	(1,341,971)

Net Assets:
Net Decrease in Net Assets	(10,243,003)	(2,695,970)
Beginning of Year	29,047,142	31,743,112
End of Year (Including Distributions in Excess of Accumulated
Undistributed Net Investment Loss of ($265,076) and ($382,877), respectively)	$ 18,804,139	$29,047,142

Share Transactions:
Shares Issued on Reinvestment of Dividends	4,795	12,603
Shares Repurchased	(86,106)	(90,428)
Net Decrease in Shares	(81,311)	(77,825)
Outstanding at Beginning of Year	1,719,765	1,797,590
Outstanding at End of Year	1,638,454	1,719,765

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF CASH FLOWS

       For the year ended SEPTEMBER 30, 2016

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 10,652
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Proceeds from disposition of long-term investment securities	8,050,646
Restructures and purchases of long-term investment securities	(47,502)
Sales of short-term investments, net	1,812,904
Increase in prepaid expenses	(6,491)
Decrease in interest and dividends receivable	72,143
Decrease in accrued expenses	(1,076)
Decrease in unrealized depreciation on investments	(1,909,328)
Realized loss from investments	2,234,443
Net cash provided by operating activities	$10,216,391

Cash flows provided by/(used for) financing activities:
Distributions paid in cash	(305,451)
Payments for return of capital distribution	(8,947,402)
Payments for shares repurchased	(1,000,802)
Net cash provided by (used for) financing activities	(10,253,655)

Net increase/(decrease) in cash	$ (37,264)

Cash (excluding short-term investments):
Beginning balance	37,264
Ending balance	$ -

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends of $70,359.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Year ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, at Beginning of Year (a)	$ 16.89	$ 17.66	$17.55	$ 16.81	$ 20.94

Income From Investment Operations:
Net Investment Income (b)	0.20	0.54	0.84	0.17	0.45
Net Gain/(Loss) on Securities (Realized and Unrealized)	(0.21)	(0.75)	0.12	0.86	(4.12)
Total from Investment Operations	(0.01)	(0.21)	0.96	1.03	(3.67)

Distributions:
Net Investment Income	(0.19)	(0.56)	(0.85)	(0.29)	(0.46)
Return of Capital	(5.21)	-	-	-	-
Total from Distributions	(5.40)	(0.56)	(0.85)	(0.29)	(0.46)

Net Asset Value, at End of Year (a)	$ 11.48	$ 16.89	$17.66	$ 17.55	$ 16.81

Market Value (c)	$ -	$ -	$ -	$ -	$ -

Total Return (d)	(1.84)%	(1.28)%	5.60%	6.15%	(17.85)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$18,804	$ 29,047	$31,743	$32,807	$ 32,928
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.72%	1.56%	2.23%	5.41%	2.10%
Ratio of Net Investment Income to Average Net Assets	1.13%	3.01%	4.64%	0.86%	2.22%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.62%	1.46%	2.13%	5.31%	2.00%
Ratio of Net Investment Income to Average Net Assets	1.23%	3.11%	4.74%	0.96%	2.32%
Portfolio Turnover	0.24%(e)	28.78%(e)	3.60%	11.91%	0.00%
Average Short-term Borrowing Outstanding	$ 0	$ 0	$ 0	$210,411	$752,877
Weighted Average Fund Shares Outstanding (Thousands)	1,716	1,800	1,875	1,960	2,056
Average Short-term Borrowing Outstanding Per Share	N/A	N/A	N/A	$ 0.11	$ 0.37
Asset Coverage	N/A	N/A	N/A	N/A	2844%

(a) Price does not include sales charge.

(b) Amount calculated based on average shares outstanding throughout the year/period.

(c) There is no established secondary market for the Fund's shares.

(d) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.  Pursuant to a waiver by the Fund's distributor, from December 7, 2006 through January 28, 2009, no sales charge is applicable to sales of Fund shares.  A maximum sales charge of up to 1.50%, unless waived or reduced, was applicable to sales of Fund shares beginning January 29, 2009.  Effective August 1, 2010 through January 24, 2013, the maximum sales charge of up to 3.25%, unless waived or reduced, was applicable to sales of Fund shares.  Effective January 24, 2013, the Fund was closed to new share sales.

(e) Portfolio turnover figure includes the restructures of long-term investment securities.

N/A  Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business has been managing its assets which were invested primarily in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”).  Due to pressures stemming from the financial crisis that began in 2008, the Fund has found it increasingly advisable to temporarily cease purchases of new church mortgage bonds and church mortgage loans (“Church Securities”) and to reduce its holdings of these securities when opportunities were found to sell at prices deemed advantageous to the Fund and its shareholders.  Concurrently, because these extraordinary market conditions have continued to have a negative effect on the value of the Fund’s holdings of Church Securities, the percentage of the Fund’s holdings of Church Securities has been decreasing while the Fund’s holdings of cash and liquid securities have been increasing, both as a result of the Fund’s sales of Church Securities and from a conscious effort by the Fund’s management to assure that the Fund will have sufficient liquid assets available for expenses, to make required distributions of dividends and capital gains and to honor its legal obligation to make an annual repurchase offer.  At its meeting on May 11, 2016, the Board of the Trustees (“Board”) of the Fund authorized a special distribution to shareholders which decreased the amount and percentage of cash and other liquid securities held by the Fund.  As of September 30, 2016, investments in cash and other liquid securities, which may reduce the Fund’s overall portfolio maturity and the Fund’s yield, constituted 28% of the Fund’s portfolio. To the extent consistent with the Fund’s need to maintain sufficient liquid assets available for expenses, to make required distributions of dividends and capital gains and to honor its legal obligation to make an annual repurchase offer, the Fund may  invest a portion of its liquid assets in securities, including Church Securities, in an effort to generate additional income.

(2)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of current income.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance under GAAP.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church bonds and mortgages on the basis of readily available market quotations, if available. Lacking such quotations, the Fund values such bonds and mortgages using a pricing service when such prices are believed to reflect fair value. Church bonds and mortgages with no readily available market quotations or pricing service valuations are fair valued using policies approved by and under the general oversight of the Board.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  The fair valuation process used by Capstone Asset Management Company (“CAMCO” or “Adviser”),the Fund’s investment adviser during the period covered by this report, has been reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and has been subject to quarterly review and approval from the Fund’s Board.

For performing Level 3 bonds and mortgages for which there is an available valuation published by an independent pricing service, the inputs are developed using various valuation methodologies such as matrix pricing, broker quotations and market transactions.  Inputs may include price information, specific and broad credit data, corporate yield curves, yields of new issue church bonds, information related to principal and interest payments, as well as other factors.  Certain inputs used by the pricing service are not observable and may be considered proprietary.

When a price from an independent pricing service was unavailable, the Adviser’s internal Valuation Committee has used the Market or Income Approach, whichever was appropriate.

Under the Fund’s valuation process, fair value may be determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  The Adviser has constructed and maintained a benchmark yield curve based on new issue church bonds and mortgages meeting the Fund’s investment requirements.  The Adviser has obtained credit research and analysis from various industry sources, including an underwriter of church bonds and mortgages.  The Market Approach is sensitive to changes in the yield of new church bond and mortgage issues and the discount rate applied to the matrix.  A reduced yield causes the price to increase.  An increased discount rate causes the price to decrease.

When the bond or mortgage issue becomes delinquent on sinking fund or mortgage payments or when significant principal or balloon payments are due within the next 3 years, it has been the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser, under these circumstances, could determine an adjustment to the matrix price.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

The relevant inputs that the Adviser could consider in establishing the fair value include, but have not been limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments and/or balloon payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures have specific provisions for treatment of defaulted bonds and mortgages.  When it has become more than a remote possibility that foreclosure proceedings are probable, the Adviser has taken an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser could consider in using the Income Approach to determine a fair value include, but have not been limited to:

-

any current independent appraisal values of the property securing the bonds and mortgages

-

any current listing price or related data

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property

-

risk adjusted discount rate

-

estimated time to sell in years

-

probability of foreclosure

The Income Approach is sensitive to changes in property value, costs associated with the disposition of property, discount rates, estimated time to sell and the probability of foreclosure.  An increase in a property value causes the fair value to increase, conversely a decrease in an appraisal value causes fair value to decrease.  Such movements in the property value would be deemed to have the most significant impact on fair value under the Income Approach.  An increase in costs associated with disposition of property, discount rates, estimated time to sell and the probability of foreclosure cause the fair value to decrease.  An increase in time to sell causes an increase in the discount rate and the costs associated with the disposition of the property.  A decrease to the aforementioned types of changes cause the fair value to increase.

The Adviser could also incorporate a probability analysis into its valuation approach for certain defaulted bonds and mortgages, whereby the value of the bond or mortgage is derived from a weighted assessment by the Adviser of the potential options for the resolution of the issuer's debt (restructuring, foreclosure, payoff at par, etc.), and the Adviser's consideration of the likelihood of each outcome.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”). The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate and/or restructure all of the Loan Fund’s investments.  In determining the fair value of the church mortgage loans, the Adviser has also considered the potential results of the trustee’s actions, including restructuring, refinance, and acceleration of payments or other liquidation of property collateralizing the church mortgage loans.  For mortgages that have been restructured, the Adviser has valued such mortgages under the Income Approach until additional information is available as to the church's ability to perform under the revised terms.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.  As a result, it is reasonably possible that management’s estimate of fair value may have significant changes in the near term.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements are valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees. The Level 1 investments in money market funds are generally priced at the respective money market fund's ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1- Quoted prices in active markets for identical assets or liabilities and NAV for money market funds.

Level 2- Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3- Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Pursuant to these valuation policies, U.S. Treasury debt securities may be categorized as Level 1, and church mortgage bonds and church mortgage loans are generally categorized as Level 3. For Level 3 securities the Fund uses a pricing service (a) only for those securities that are performing; (b) only when such pricing service prices are believed to reflect fair value of the securities.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2016:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2016
Church Mortgage Bonds	$ -	$ -	$ 10,739,388	$ 10,739,388
Church Mortgage Loans	-	-	2,732,056	2,732,056
U.S. Government Obligations	1,751,050	-	-	1,751,050
Short Term Investments	3,508,596	-	-	3,508,596
	$ 5,259,646	$ -	$ 13,471,444	$ 18,731,090

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the year ended September 30, 2016.

See the Schedule of Investments for state classification of church mortgage bonds and loans.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 10/1/2015	$ 17,221,049	$ 3,103,652	$ 20,324,701
Accrued Accretion/(Amortization)	3,807	-	3,807
Unrealized Appreciation/(Depreciation)	2,133,542	(252,563)	1,880,979
Realized Gain/(Loss)	(2,211,188)	-	(2,211,188)
Gross Sales and Paydowns	(6,455,324)	(119,033)	(6,574,357)
Gross Restructures	47,502	-	47,502
Transfers In/(Out) of Level 3	-	-	-
Balance as of 9/30/2016	$ 10,739,388	$ 2,732,056	$ 13,471,444

The total change in unrealized appreciation/(depreciation) for the year ended September 30, 2016 included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2016, includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$(1,061,236)
Church Mortgage Loans	(277,082)
Total	$(1,338,318)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser's internal Valuation Committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at September 30, 2016:

Type of Assets	Fair Value at September 30, 2016	Valuation Techniques	Significant Unobservable Input(s)	Range

Church Mortgage Bonds and Loans	$ 9,142,156	Income Approach	Disposition costs	10% - 44%
			Discount rate	4.5% - 4.7%
			Time to sell	0.5 – 4.5 years

Church Mortgage Bonds and Loans	1,324,160	Market Approach	New issue bond yield	5.6% - 7.6%
			Discount	3% - 22%
10,466,316

Church Mortgage Bonds	3,005,128	Vendor Pricing
Total	$ 13,471,444

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations are placed in a non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. Debt obligations that have been restructured or have been previously placed on a non-accrual status will reinstate interest accruals, once the Fund has received two consecutive payments on time and have no indication from the trustee that the restructured debt obligor is delinquent. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases (including restructures) and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $47,502 and $8,050,646, respectively, for the year ended September 30, 2016. Purchases and sales of U.S. government and U.S. government agency securities aggregated $2,983,325 and $6,581,814, respectively, for the year ended September 30, 2016.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  These book and tax accounting differences primarily relate to the tax recognition of interest income which is different from book interest income.  This differential between book and tax results in a required increase in distributions from net investment income.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the Fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the year ended September 30, 2016, the Fund qualified under these provisions and accordingly, no provision for federal income tax has been made.

As of and during the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2016, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2013, and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

(4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), has served as investment adviser to the Fund under an advisory agreement.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser has provided the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund has paid CAMCO, on a monthly basis, an investment advisory fee.  Under the Advisory Agreement, the investment advisory fees have been calculated daily at the annual rate of 0.375% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.325% on the next $500 million, and to 0.250% on average daily net assets in excess of $1 billion.  For the year ended September 30, 2016, the Fund incurred advisory fees of $102,722.

CFS Consulting Services, LLC (“CCS”), an affiliate of CAMCO and a wholly owned subsidiary of CFS, has served as administrator for the Fund under an agreement that took effect January 12, 2012.  For its services as administrator, CCS has received a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2016, the Fund incurred total administrative fees of $20,544.

Under a Compliance Services Agreement, effective April 1, 2014, the Fund has paid CCS a monthly fee at the annual rate of 0.025% of the first $500 million of the Fund’s average daily net assets for compliance services for the Fund and the Board. The rate declines to 0.020% of the next $500 million, and to 0.015% of average daily net assets over $1 billion.  Under a separate CCO agreement effective April 1, 2014, CCO compensation has been paid monthly at an annual rate of $21,000.  Effective April 1, 2016, the rate changed and has been paid monthly at an annual rate of $10,000.  For the year ended September 30, 2016, the Fund incurred compliance service and CCO fees of $30,775.

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of CFS, has acted as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund ("Distribution Agreement").  The Distribution Agreement has given the Distributor the exclusive right to distribute

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

shares of the Fund through unaffiliated dealers.  The Distribution Agreement has provided that the Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distribution Agreement has also provided that the Distributor is not obligated to sell any stated number of shares. During the year ended September 30, 2016, the Distributor did not receive sales charges.  Effective January 24, 2013, the Fund was closed to new share sales.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through January 24, 2013, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges were waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invested at least $50,000 in the Fund.

 A Service Plan (the "Plan") adopted by the Fund has permitted the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which could include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services have included, among other things, payments to employees or agents of the Distributor who have assisted in or supported the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan has provided that payments would be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Plan has permitted the Distributor to make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated could be retained by the Distributor. During the year ended September 30, 2016, fees accrued under the Plan were $68,409 of which $27,320 was voluntarily waived by the Distributor.

Certain officers and one Trustee of the Fund were also officers of CFS, CAMCO, CAPCO and CCS during the Fund’s fiscal year ended September 30, 2016.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $30,500 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the year ended September 30, 2016, the Fund incurred transfer agent and accounting fees and expenses of $45,438.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares on August 31, 2016.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount. The Board of Trustees did not authorize such additional 2% for the August 31, 2016 repurchase offer.  During the year ended September 30, 2016, the Fund repurchased shares as follows:

Repurchase request deadline	8/31/2016
Repurchase pricing date	9/7/2016
Shares repurchased	86,106
Percentage of Fund shares outstanding	5.00%

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline (or on the next business day if the fourteenth day is not a business day).  Applicable regulations provide that a repurchase offer may be suspended only under limited specified circumstances.

(6)

RETURN OF CAPITAL DISTRIBUTION

At its meeting on May 11, 2016, the Board of the Fund authorized a special distribution of $8,947,402 or $5.195 per share to shareholders which lowered the amount and percentage of cash and other liquid securities held by the Fund.  The distribution represents a return of capital to the Funds’ shareholders.  The record and payment dates were July 5, 2016 and July 6, 2016, respectively.  A return of capital distribution occurs when some or all of the money that the shareholder invested in the Fund is returned to the shareholder.

(7)

FEDERAL INCOME TAXES

As of September 30, 2016, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$ 28,300,974
Gross unrealized appreciation	$ 1,191
Gross unrealized depreciation	(9,571,075)
Net unrealized depreciation	(9,569,884)
Accumulated other losses	(5,713,259)
Total distributable earnings	$(15,283,143)

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

As of September 30, 2016, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations. The difference between the cost of investments on a book basis and tax basis is due primarily to the differing treatment for the recognition of interest income, and post-October loss deferral of $2,341,488.

As of September 30, 2016, the Fund had a capital loss carryforward totaling $3,366,438.  Of that amount $1,899 expired on September 30, 2016, and $1,240 expires on September 30, 2019, and is treated as short-term capital loss.  The remaining $3,365,198 has no expiration and is treated as long-term capital loss.

The tax character of distributions paid for year ended September 30, 2016, was as follows:

Ordinary income Return of capital	$ 375,810 $8,947,402

The tax character of distributions paid for year ended September 30, 2015, was as follows:

Ordinary income	$ 996,404

(8)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund’s portfolio includes significant amounts of church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no specified limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets are invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates will adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and will further limit the ability of the Fund to dispose of portfolio securities.  The economic downturn and adverse developments affecting real estate in recent years have had such negative effects on the Fund.  Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates. The economic downturn and adverse developments affecting real estate in recent years have had such negative effects on the Fund

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless otherwise requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk. The Fund’s investments in church mortgage bonds and church mortgage loans and other securities may have speculative characteristics and changes in economic conditions or other circumstances may lead, and in recent years have led, to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already issued fixed income securities generally increase.  When interest rates rise, the values of already issued fixed income securities generally decline. Because the Fund has not recently been purchasing church bonds and mortgages, the stated maturity of the performing securities has continued to decline over time.  It is impossible to speculate when any non-performing securities may mature or have a partial prepayment. When securities have a prepayment, are refinanced or mature, the Fund has been reinvesting the money in liquid, public corporate bonds, and in other funds that invest in such bonds and money market instruments, which typically earn lower rates of interest than church bonds or mortgages. Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

Cash Investment Risk. Under normal market conditions, the Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in high-quality short-term debt securities, including money market funds, and open-end bond investment companies, and may invest up to 100% of its assets in such instruments for temporary defensive purposes.  Because of adverse market conditions in the Church Securities market and gradual liquidation of its Church Securities holdings, as noted earlier, the Fund has been invested more heavily in such non-Church Securities instruments in recent years. Under applicable regulatory requirements, the Fund also, for specified periods, is required to maintain liquid assets sufficient to satisfy its repurchase offers. (See Note (5) “Repurchase Offers,” above.)  The Fund also needs cash to cover expenses and to pay out dividend income and capital gains, in accordance with applicable law. Such liquid investments are likely to include such short-term debt securities. These

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

instruments are normally lower yielding than the Fund's Church Securities investments and, thus can reduce the Fund's yield and overall portfolio maturity.  Additionally, if the Fund’s cash flow from payments on Fund portfolio securities is insufficient to replenish its cash reserves to the extent required by applicable regulations to satisfy its repurchase obligations, it will be forced to borrow funds or seek regulatory or other solutions that may increase Fund expenses.  See also, "Investment in Other Investment Companies".

Real Estate Risk. Because the Fund’s Church Securities are backed by real estate, these investments are vulnerable to factors that affect the particular real estate and the local and national real estate markets.  These factors include changes in local or national economic or employment conditions, which factors have negatively affected the value of the Fund’s Church Securities since 2009.  Other factors affecting the value of real estate investments include, but are not limited to, changes in interest rates or in zoning or tax laws, overbuilding, environmental problems, maintenance problems, operating costs and population changes.  Such factors affect not only the value of the collateral backing the Borrowers’ obligations, but also the ability of Borrowers to raise cash to meet these obligations by selling real estate.  Property tax liens would also affect the availability of cash to pay other creditors in the event of a sale of the real estate, through foreclosure or otherwise.  Furthermore, in the case of Church Securities, the property backing the securities may have limited suitability for other purposes.

Prepayment Risk. The maximum maturity of the performing securities in the Church Capital Fund is 24 years. It is impossible to speculate when any nonperforming securities may mature or have a partial prepayment.   In the event of prepayment, which can come from refinancing, a call or early payment of principal, in a lower or falling interest rate environment, the Fund would be required to reinvest the prepayment proceeds in lower-yielding obligations.

Valuation Risk. Because of the inherent uncertainty of valuations of Church Securities determined by utilizing the Fund’s procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material.

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, an annual repurchase offer or any discretionary repurchase offer or is not successful in having those Shares repurchased in an annual repurchase offer or in a discretionary repurchase offer, if any, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Investment in Other Investment Companies. The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to the Adviser will not be proportionally reduced.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

(9)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(10)      OTHER MATTERS

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including the repurchase of shares from Fund shareholders in accordance with the Fund’s annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to meet the Fund’s expenses of continued operation, require the Fund to be able to timely liquidate certain holdings, or enter into borrowings, in order to meet these obligations. Management of the Fund believes that at this time the Fund has sufficient liquidity, without borrowing, to satisfy its obligations for at least the next 24 months.

(11)     SUBSEQUENT EVENTS

The Board  at a meeting held September 15, 2016, determined to establish a new arrangement whereby the Board will assume direct responsibility for management of the Fund and the Fund will no longer be advised by CAMCO or have servicing arrangements with CAMCO affiliates.  The new arrangement is designed to benefit the Fund and its shareholders by eliminating certain Fund contractual expenses, including investment advisory, administration and compliance services expenses.  Because the Fund is no longer selling its shares, its assets are being steadily reduced through its annual repurchase offers, and there are limited opportunities for the Fund to invest in new church bonds or mortgages, the Board believes those services are no longer essential to the Fund’s management and that direct management by the Board will provide better value for shareholders.

Effective October 1, 2016, the Fund and its portfolio are being managed directly by the Board, rather than by CAMCO.  Effective as of the close of business on September 30, 2016, the Fund’s service agreements with CAMCO and its affiliates, including the investment advisory, administration and compliance services agreements were terminated thereby eliminating the fees that have been payable under those agreements. The Fund’s distribution agreement with CAPCO, which involved no fee, was also terminated as of the same date.  The Fund has dropped the word “Capstone” from its name and the Board will no longer hold its meetings at CAMCO’s offices.  The Fund’s new name is the Church Capital Fund (CCF), as of October 1, 2016.  Effective as of September 16, 2016, officers of the Fund that are employees of CAMCO entities resigned their positions with the Fund.  They have been replaced by certain personnel who previously worked for

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

CAMCO but are now being retained directly by the Fund.  These individuals have worked with the Fund for many years and are already familiar with the Fund’s operations.

Other aspects of the Fund, its management and operations, are staying generally the same.  The Fund will continue to hold annual repurchase offers and will continue to provide annual and semi-annual reports to shareholders.  Members of the Fund’s Board are continuing to serve as Trustees.  Edward Jaroski, who recently retired as Chief Executive officer and President of CFS and its subsidiaries, continues to serve as Chairman of the Fund’s Board of Trustees and serves as President of the Fund. Mutual Shareholder Services, LLC (“MSS”) continues to serve as the Fund’s transfer and shareholder servicing agent.  MSS is the firm with which shareholders interact during the Fund’s annual repurchase offers.  The Fund’s annual financial statements will continue to be audited by Cohen & Company, Ltd., the Fund’s current independent public accounting firm, and the Fund’s assets continue to be maintained at, and subject to the protections provided by, Fifth Third Bank as the Fund’s custodian.  The Fund continues to be subject to applicable rules and regulations of the U.S. Securities and Exchange Commission and the Board continues to be advised by experienced legal counsel.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Capstone Church Capital Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Church Capital Fund (the “Fund”) as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Church Capital Fund as of September 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments valued at $10,466,316 (56% of net assets) as of September 30, 2016, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2016

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2016 (Unaudited)

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 713-624-2312 or 1-800-595-4533.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS

SEPTEMBER 30, 2016 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held By Trustee

Independent Trustees

Edward L. Jaroski c/o 3700 Westpark Drive #472 Houston, TX 77005 Age: 69	Trustee, President* & Chairman of the Board	From 2004

President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and CFS Consulting Services, LLC; Director of Capstone Financial Services, Inc. (1987 – May 1, 2015); President/CEO of Capstone Financial Services, Inc. (1987 – May 1, 2015); President/CEO and Director of Capstone Financial Solutions, LLC (November 2008 – 2012); President, CEO and Director of Roger H. Jenswold & Company, Inc. (March 2010 –2012).

Director & Committee Member Theater Under the Stars
John R. Parker c/o 3375 Westpark Drive #472 Houston, TX 77005 Age: 70	Trustee	From 2004	Self-employed Investor Consultant	Trustee, Dr. Francis S. Parker & Mary L. Parker Foundation.
James F. Leary c/o 3375 Westpark Drive #472 Houston, TX 77005 Age: 86	Trustee	From 2004 through May 2016	Financial Consultant; Managing Director of Benefit Capital Southwest	Director-Homeowners of America Insurance Company since 2006
Leonard B. Melley, Jr. ** c/o 3375 Westpark Drive #472 Houston, TX 77005 Age: 56	Trustee	From 2004	CEO/President of Ballybunion Ent., Inc.; CEO/President of Freedom Stores, Inc.; COO/Vice President of Freedom Acceptance, Co.; COO/Vice President of MCS, Inc.	Board Member, Ballybunion Ent. Inc.; Board Member, MCS, Inc.; Board of Governors Member, Forest Creek Golf Club

*For the period April 1, 2016 through September 16, 2016, Michael Kern acted as President.

**Mr. Melley is married to the sister of Mr. Jaroski's wife.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held By Trustee

Independent Trustees (Continued)

John M. Briggs, CPA c/o 3375 Westpark Drive #472 Houston, TX 77005 Age: 65	Trustee	From 2005	CPA, former Treasurer of Susan G. Komen Breast Cancer Foundation (2005 – 2011).	Director-Healthcare Services Group, Inc. since 1992; PA School for the Deaf Audit Committee since 2011
William H. Herrmann, Jr. c/o 3375 Westpark Drive #472 Houston, TX 77005 Age: 70	Trustee	From 2011	Herrmann & Associates, Financial Services	Chairman – Beta RhoProperty Co., Inc. of Sigma Nu Fraternity Trustee – LuLu Shriners Investment Advisory Committee

Executive Officers

Claude C. Cody, IV c/o 3375 Westpark Drive #472 Houston, TX 77005 Age: 64	Sr. Vice President	From 2010	Sr. Vice President of Capstone Asset Management Company (2009 – present); Co-Chairman & Portfolio Manager/Analyst of Roger H Jenswold & Company, Inc. (2005- 2012). Officer of other Capstone Funds.	None

This Page Was Left Blank Intentionally

This Page Was Left Blank Intentionally

Capstone Church Capital Fund

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-595-4533 or 713-624-2312.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).
- sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
- visiting the SEC's website — http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

Church Capital Fund
3375 Westpark Drive, Suite 472
Houston, Texas 77005
713-624-2312
1-800-595-4533

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

 2016

2015

(a) Audit Fees

$80,000

$80,000

(b) Audit-Related Fees

$0

$0

(c) Tax Fees

$3,000

$3,000

(d) All Other Fees

$0

$0

(e) (1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Fund and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee.  In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e) (2) For the fiscal years ended September 30, 2016 and 2015, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)  Not applicable.

(g)  For the fiscal years ended September 30, 2016 and 2015, Cohen Fund Audit Services, Ltd. billed $80,000 and $80,000 respectively.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.  Not applicable.

Item 6.  Investments.

(a) The Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing (registrant is a bond fund).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(1)  The Fund’s portfolio manager is Claude C. Cody. Mr. Cody is a Senior Vice President of Capstone Asset Management Company, where he has provided investment management and administrative services for 5 years.

(2)  The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager is indicated in the following table.  The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)
Claude C. Cody	1	$18.8	0	$0	$18.8

(3)  None of the accounts managed by this portfolio manager has a performance fee-based investment advisory fee.  Portfolio managers are compensated based on both assets under management and performance.  Managers are provided with a bonus depending on portfolio performance versus a benchmark and relative performance versus a universe of similar managers. 100% of bonuses are based on a one year period.

(4)(a)  Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of September 30, 2016, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0.00

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company. Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders. Not applicable.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CAPSTONE CHURCH CAPITAL FUND

By /s/ Edward L. Jaroski

   Edward L. Jaroski,

   President and Treasurer

Date December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Edward L. Jaroski

   Edward L. Jaroski,

   President and Treasurer

Date December 6, 2016